UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________________________________

FORM 8-K

____________________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 11, 2023

____________________________________________________________________

Boyd Gaming Corporation

(Exact Name of Registrant as Specified in its Charter)

____________________________________________________________________

Nevada	001-12882	88-0242733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6465 South Rainbow Boulevard
Las Vegas, Nevada 89118
(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	BYD	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.     Regulation FD Disclosure.

During the first quarter of 2023, Boyd Gaming Corporation (the "Company") evaluated its reportable segments and changed them to the following: Las Vegas Locals, Downtown Las Vegas, Midwest & South, and Online, and aggregated other nonreportable operating segments into the Managed & Other category. This change reflects the growth of the Company beyond its traditional wholly owned land-based operations and the increasing importance to the Company of other growth sources. The presentation of Online and Managed & Other as a separate segment and category, respectively, which were previously reported in the Midwest & South segment, reflect management's belief that building a regional online casino business is an important part of our growth strategy and that our management contract will provide meaningful contributions to our overall operations. The Online segment includes the operating results of our existing online gaming operations throughout the United States and Canada, including the operations from our recent acquisition of Pala Interactive, LLC and Pala Interactive Canada Inc. on November 1, 2022. The Managed & Other category includes management fees earned under our management contract with Wilton Rancheria for the management of the Sky River Casino in northern California and the operating results of Lattner Entertainment Group Illinois, LLC, our Illinois distributed gaming operator.

In addition, given the increasing contributions of these additional business activities to the Company's operations, management believes that the separate presentation of online revenue and management fee revenue on the face of the income statement will provide more meaningful information to investors. Online revenue and management fee revenue were previously included in Other revenue in the Company's statements of operations.

As a result of the change in reportable segments and disaggregation of online and management fee revenue described above, the Company is providing certain unaudited historical financial information, which has been recast to align with the new segment structure. The Company has recast previously reported segment information and its statements of operations to conform to the current management view for all quarters within and years ended 2022 and 2021 in Exhibit 99.1. The changes to the reportable segments had no impact to the Company's consolidated financial statements and the separation of Online revenue and Management Fee revenue from Other revenue on the statement of operations had no impact to the Company's total revenues, net income or earnings per share reported.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Recasted Condensed Consolidated Statements of Operations & Reconciliation of Adjusted EBITDA to Net Income for each of the quarters within and years ended 2022 and 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 11, 2023	Boyd Gaming Corporation

	By:	/s/ Lori M. Nelson
Lori M. Nelson
Senior Vice President Financial Operations and Reporting and Chief Accounting Officer